                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 8, 2001
                     ---------------------------------------
                        (Date of earliest event reported)


                           FINOVA CAPITAL CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                         1-7543                 94-1278569
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
        of Incorporation)              File Number)          Identification No.)


 4800 North Scottsdale Road, Scottsdale, Arizona                85251-7623
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (480) 636-4800
              -----------------------------------------------------
               Registrant's telephone number, including area code

                                      None
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. OTHER EVENTS

     On June 8, 2001, The FINOVA Group Inc. ("FINOVA") announced that the official committee of creditors appointed in the Chapter 11 bankruptcy proceedings of FINOVA, FINOVA Capital Corporation and seven other FINOVA subsidiaries had expressed its support for a revised Berkadia LLC debt restructuring proposal. A spokesman for the committee advised that the committee had selected the revised Berkadia proposal over the previously announced General Electric Capital Corporation proposal. Berkadia LLC is a joint venture of Berkshire Hathaway Inc. and Leucadia National Corporation.

     On June 13, 2001, the Bankruptcy Court approved the Debtors' entry into (i) the commitment agreement among FINOVA, FINOVA Capital Corporation, Berkadia LLC, Berkshire Hathaway Inc., and Leucadia National Corporation regarding the Berkadia proposal and (ii) the Second Amended and Restated Management Services Agreement dated as of June 10, 2001 among FINOVA, Leucadia National Corporation and Leucadia International Corporation. Further, on June 14, 2001, the United States Bankruptcy Court, District of Delaware (the "Bankruptcy Court") approved the Third Amended and Restated Disclosure Statement of FINOVA and eight of its subsidiaries.

     A confirmation hearing on FINOVA's Third Amended and Restated Joint Plan of Reorganization is scheduled for August 10, 2001. The voting record date for the Plan of Reorganization is as of June 13, 2001. FINOVA is in the process of printing and distributing the Disclosure Statement, Plan of Reorganization and related materials to its creditors and equity interest holders entitled to vote on the Plan. Votes must be received by August 1, 2001 to be counted in the balloting.



Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

     A copy of FINOVA's June 8, 2001 press release is filed as Exhibit 99.A, and the Third Amended and Restated Disclosure Statement and accompanying Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code is filed as
Exhibit 10.A to this report.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, FINOVA Capital Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      FINOVA CAPITAL CORPORATION

                                      By:     /s/ Richard Lieberman
                                          --------------------------------------
Dated: June 22, 2001                  Richard Lieberman
                                      Vice President-Deputy General Counsel and
                                      Secretary
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                                  EXHIBIT INDEX




Exhibit Number                      Description
--------------                      -----------


     10.A Third Amended and Restated Disclosure Statement and accompanying Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code.

     99.A           Press Release of The FINOVA Group Inc. dated June 8, 2001.